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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 2000


                               ZEROS & ONES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA

                                     ------
                 (State or other jurisdiction of incorporation)


33-26531LA                                                      88-0241079
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(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)


1714 16th Street, Santa Monica, CA 90404
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(Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (310) 399-9901


                                                Not Applicable

----------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this document:     2
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                                TABLE OF CONTENTS

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT....................................1

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS................................1

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP..........................................1

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.......................1

ITEM 5.    OTHER EVENTS .......................................................1

ITEM 6.    RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS...........2

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2



ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

           Not Applicable.

ITEM 5.   OTHER EVENTS

           Not Applicable.


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ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

        On September 22, 2000, Mr. Steve Schklair resigned as a Director on the Board of the Company. Notification was issued through his personal counsel in lieu of a formal letter of resignation.

        As part of the previously announced management restructuring and intent to meet NASDAQ small cap filing requirements regarding independent directors, the Company is actively pursuing several candidates to be appointed as new directors to the Board.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

        (a)        Financial Statements of Business Acquired

                   Not Applicable.

        (b)        Pro Forma Financial Information

                   Not Applicable.

        (c)        Exhibits

                   Not Applicable.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ZEROS & ONES, INC.
                            ----------------------------------------------
                                             (Registrant)

Date: September 26, 2000

                                          /s/ Robert J. Holtz
                                --------------------------------------
                               Robert J. Holtz, Chief Executive Officer



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